                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                            TENNECO AUTOMOTIVE INC.
                        (FORMERLY KNOWN AS TENNECO INC.)

                               OFFER TO EXCHANGE

             11 5/8% SENIOR SUBORDINATED NOTES DUE 2009, SERIES B,
    WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
              PURSUANT TO THE PROSPECTUS, DATED             ,
                         FOR ALL ISSUED AND OUTSTANDING
              11 5/8% SENIOR SUBORDINATED NOTES DUE 2009, SERIES A

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
,     , UNLESS THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO
5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 The Exchange Agent for the Exchange Offer is:
                  THE BANK OF NEW YORK (THE "EXCHANGE AGENT")

By Regular or Certified Mail:          By Facsimile:          By Overnight Courier or Hand:
                                    (Eligible Guarantor
                                    Institutions Only)

                            To Confirm by Telephone
                            or for Information Call:

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THOSE LISTED ABOVE, OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF YOUR OUTSTANDING NOTES.

     By signing this Letter of Transmittal (the "Letter of Transmittal"), you hereby acknowledge that you have received and reviewed the Prospectus, dated
            ,               (the "Prospectus"), of Tenneco Automotive Inc.,
formerly known as Tenneco Inc. (the "Company"), and this Letter of Transmittal. The Prospectus, together with this Letter of Transmittal, constitutes the Company's offer to exchange (the "Exchange Offer") an aggregate principal amount of up to $500,000,000 of the Company's 11 5/8% Senior Subordinated Notes due 2009, Series B (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of the Company's issued and outstanding 11 5/8% Senior Subordinated Notes due 2009, Series A (the "Outstanding Notes"). The Outstanding Notes were issued in offerings under Rule 144A and Regulation S of the Securities Act that were not registered under the Securities Act. This Exchange Offer is being extended to all holders of the Outstanding Notes.

     If you decide to tender your Outstanding Notes, and the Company accepts the Outstanding Notes, this will constitute a binding agreement between you and the Company, subject to the terms and conditions set forth in the Prospectus and this Letter of Transmittal. Unless you comply with the procedures described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures," you must do one of the following prior to the expiration of the Exchange Offer to participate in the Exchange Offer:

     - tender your Outstanding Notes by sending the certificates for your Outstanding Notes, in proper form for transfer, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other documents required by this Letter of Transmittal to the Exchange Agent at one of the addresses listed above; or

     - tender your Outstanding Notes by using the book-entry transfer procedures described in the Prospectus under the caption "The Exchange
       Offer -- Procedures for Tendering," and transmitting this Letter of Transmittal, with any required signature guarantees, or an Agent's Message (as defined below) instead of this Letter of Transmittal to the Exchange Agent.

In order for a book-entry transfer to constitute a valid tender of your Outstanding Notes in the Exchange Offer, the Exchange Agent must receive a confirmation of book-entry transfer ( a "Book-Entry Confirmation") of your Outstanding Notes into the Exchange Agent's account at The Depository Trust Company prior to the expiration of the Exchange Offer. The term "Agent's Message" means a message, transmitted by the Depository Trust Company and received by the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that The Depository Trust Company has received an express acknowledgment from you that you have received and have agreed to be bound by the terms of this Letter of Transmittal. If you use this procedure, the Company may enforce the Letter of Transmittal against you.

     DELIVERY OF DOCUMENTS TO THE DEPOSITORY TRUST COMPANY'S BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     If you are a holder of Outstanding Notes and wish to tender your Outstanding Notes in the Exchange Offer, but (1) the Outstanding Notes are not immediately available, (2) time will not permit your Outstanding Notes or other required documents to reach the Exchange Agent before the expiration of the Exchange Offer, or (3) the procedure for book-entry transfer cannot be completed prior to the expiration of the Exchange Offer, you may tender Outstanding Notes by following the procedures described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

     Only registered holders of Outstanding Notes -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the owner of the Outstanding Notes -- are entitled to tender their Outstanding Notes for exchange in the Exchange Offer. If you are a beneficial owner whose Outstanding Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and you wish to tender your Outstanding Notes in the Exchange Offer, you should promptly contact the person in whose name the Outstanding Notes are registered and instruct that person to tender on your behalf. If you wish to tender in the Exchange Offer on your own behalf, prior to completing and executing this Letter of Transmittal and delivering the certificates for your Outstanding Notes, you must either make appropriate arrangements to register ownership of the Outstanding Notes in your name or obtain a properly completed bond power from the person in whose name the Outstanding Notes are registered.

     YOU MUST COMPLETE THIS LETTER OF TRANSMITTAL IF YOUR ARE A REGISTERED HOLDER OF OUTSTANDING NOTES -- WHICH TERM, FOR PURPOSES OF THIS LETTER OF TRANSMITTAL, INCLUDES ANY PARTICIPANT IN THE DEPOSITORY TRUST COMPANY'S SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE OWNER OF THE OUTSTANDING NOTES -- AND EITHER (1) YOU WISH TO TENDER THE CERTIFICATES REPRESENTING YOUR OUTSTANDING NOTES TO THE EXCHANGE AGENT TOGETHER WITH THIS LETTER OF TRANSMITTAL OR (2) YOU WISH TO TENDER YOUR OUTSTANDING NOTES BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY AND YOU ELECT TO SUBMIT THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT INSTEAD OF AN AGENT'S MESSAGE.

     In order to properly complete this Letter of Transmittal, you must: (1) complete the box entitled "Description of Outstanding Notes Tendered," (2) if appropriate, check and complete the boxes relating to book-entry transfer and guaranteed delivery and the boxes entitled "Special Issuance Instructions" and "Special Delivery Instructions," (3) sign this Letter of Transmittal by completing the box entitled "Sign Here" and (4) complete the box entitled "Substitute Form W-9." By completing the box entitled "Description of Outstanding Notes Tendered" and signing below, you will have tendered your Outstanding Notes for exchange on the terms and conditions described in the Prospectus and this Letter of Transmittal. You should read the detailed instructions below before completing this Letter of Transmittal.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

             BOX BELOW TO BE COMPLETED BY ALL TENDERING HOLDERS OF
                               OUTSTANDING NOTES

------------------------------------------------------------------------------------------------------------
                                 DESCRIPTION OF OUTSTANDING NOTES TENDERED
------------------------------------------------------------------------------------------------------------
                                                          1                   2                   3
                                                 ------------------------------------------------------
                                                                          AGGREGATE
                                                                          PRINCIPAL           PRINCIPAL
                                                     CERTIFICATE          AMOUNT OF            AMOUNT
     NAME AND ADDRESS OF REGISTERED HOLDER           NUMBER(S)*      OUTSTANDING NOTE(S)     TENDERED**
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                       TOTAL:
------------------------------------------------------------------------------------------------------------

    *      Need not be completed by holders who tender by book-entry
           transfer.
---------------------------------------------------------------------------
    **     Outstanding Notes tendered by this Letter of Transmittal
           must be in denominations of $1,000 principal amount and any integral multiple thereof. Unless otherwise indicated in
           column 3, a holder will be deemed to have tendered ALL of
           the Outstanding Notes represented by the certificate(s)
           listed in column 1. See Instruction 4.
---------------------------------------------------------------------------

                    BOXES BELOW TO BE CHECKED AS APPLICABLE
--------------------------------------------------------------------------------
   [ ]  CHECK HERE IF THE CERTIFICATE(S) REPRESENTING YOUR OUTSTANDING NOTES
        IS BEING TENDERED WITH THIS LETTER OF TRANSMITTAL.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   [ ]  CHECK HERE IF THE CERTIFICATE(S) REPRESENTING YOUR OUTSTANDING NOTES
        HAS BEEN LOST, DESTROYED OR STOLEN AND YOU REQUIRE ASSISTANCE IN OBTAINING A NEW CERTIFICATE(S).

        Certificate Number(s)
                             ---------------------------------------------------
        Principal Amount(s) Represented
                                       -----------------------------------------

        You must contact the Exchange Agent to obtain instructions for replacing lost, destroyed or stolen certificate(s) representing Outstanding Notes. (See Instruction 12)
--------------------------------------------------------------------------------

             ------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

        To be completed ONLY if New Notes or Outstanding Notes not tendered or exchanged are to be issued in the name of someone other than the registered holder of the Outstanding Notes whose name(s) appear below in the box entitled "Sign Here".

   [ ]  Outstanding Note(s) to:
   [ ]  New Note(s) to:

   Name:
        ------------------------------------------------------------------------
                                    (PLEASE PRINT)

   Address:
           ---------------------------------------------------------------------

   -----------------------------------------------------------------------------
                                   (ZIP CODE)

   Telephone Number (     )      -
                     ----- --------------

   -----------------------------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                              (SEE INSTRUCTION 9)

             ------------------------------------------------------
             ------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

        To be completed ONLY if New Notes or Outstanding Notes not tendered or exchanged are to be delivered to someone other than the registered holder of the Outstanding Notes whose name(s) appear(s) below in the box entitled "Sign Here" or to the registered holder at an address other than that shown below in the box entitled "Sign Here".

   [ ]  Outstanding Note(s) to:
   [ ]  New Note(s) to:

   Name:
        ------------------------------------------------------------------------
                                    (PLEASE PRINT)

   Address:
           ---------------------------------------------------------------------

   -----------------------------------------------------------------------------
                                   (ZIP CODE)

   Telephone Number (     )      -
                     ----- ----------------

   -----------------------------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                              (SEE INSTRUCTION 9)

             ------------------------------------------------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED UNDER A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s)
                                    --------------------------------------------
     Window Ticket Number (if any)
                                  ----------------------------------------------
     Date of Execution of Notice of Guaranteed Delivery
                                                       -------------------------
     Name of Institution Which Guaranteed Delivery
                                                  ------------------------------

          If delivered by Book-Entry Transfer, complete the following:

     Name of Tendering Institution
                                  ----------------------------------------------
     Account Number
                   -------------------------------------------------------------
     Transaction Code Number
                            ----------------------------------------------------

            BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution
                                  ----------------------------------------------
     Account Number
                   -------------------------------------------------------------
     Transaction Code Number
                            ----------------------------------------------------

[ ] CHECK HERE IF OUTSTANDING NOTES THAT ARE NOT TENDERED OR NOT EXCHANGED ARE TO BE RETURNED BY CREDITING THE DEPOSITORY TRUST COMPANY ACCOUNT NUMBER INDICATED ABOVE.

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, as described in the Prospectus and this Letter of Transmittal, I hereby tender to Tenneco Automotive Inc. the aggregate principal amount of Outstanding Notes described above in the box entitled "Description of Outstanding Notes Tendered" in exchange for a like principal amount of New Notes which have been registered under the Securities Act.

     Subject to and effective upon the acceptance for exchange of all or any portion of the Outstanding Notes tendered by this Letter of Transmittal in accordance with the terms and conditions of the Exchange Offer -- including, if the Exchange Offer is extended or amended, the terms and conditions of any extension or amendment -- I hereby sell, assign and transfer to, or upon the order of, the Company all right, title and interest in and to the Outstanding Notes tendered by this Letter of Transmittal. I hereby irrevocably constitute and appoint the Exchange Agent as my agent and attorney-in-fact -- with full knowledge that the Exchange Agent is also acting as the agent of the Company in connection with the Exchange Offer -- with respect to the tendered Outstanding Notes, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, subject only to the right of withdrawal described in the Prospectus, to (1) deliver certificates for the tendered Outstanding Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as my agent, of the New Notes to be issued in exchange for the tendered Outstanding Notes, (2) present certificates for the tendered Outstanding Notes for transfer, and to transfer the tendered Outstanding Notes on the books of the Company , and (3) receive for the account of the Company all benefits and otherwise exercise all rights of ownership of the tendered Outstanding Notes, all in accordance with the terms and conditions of the Exchange Offer.

     I hereby represent and warrant that I have full power and authority to tender, sell, assign and transfer the Outstanding Notes tendered by this Letter of Transmittal and that, when the tendered Outstanding Notes are accepted for exchange, the Company will acquire good, marketable and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances, and that the tendered Outstanding Notes are not subject to any adverse claims or proxies. I will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Outstanding Notes tendered by this Letter of Transmittal, and I will comply with my obligations under the Registration Rights Agreement, dated as of October 14, 1999 (the "Registration Rights Agreement"), by and among the Company, the guarantors named therein, Salomon Smith Barney Inc., and the other initial purchasers named therein. I have read and I agree to all of the terms of the Exchange Offer.

     The name(s) and address(es) of the registered holder(s) -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the Outstanding Notes -- of the Outstanding Notes tendered by this Letter of Transmittal are printed above as they appear on the certificate(s) representing the Outstanding Notes. The certificate number(s) and the Outstanding Notes that I wish to tender are indicated in the appropriate boxes above.

     Unless I have otherwise indicated by completing the box entitled "Special Issuance Instructions" above, I hereby direct that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Outstanding Notes, that the New Notes be credited to the account indicated above maintained with The Depository Trust Company. Similarly, unless I have otherwise indicated by completing the box entitled "Special Delivery Instructions," I hereby direct that the New Notes be delivered to the address shown below my signature.

     If I have (1) tendered any Outstanding Notes that are not exchanged in the Exchange Offer for any reason or (2) submitted certificates for more Outstanding Notes than I wish to tender, unless I have otherwise indicated by completing the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions," I hereby direct that certificates for any Outstanding Notes that are not tendered or not exchanged should be issued in the name of the undersigned, if applicable, and delivered to the address shown below my signature or, in the case of a book-entry transfer of Outstanding Notes, that Outstanding Notes that are not tendered or not exchanged be credited to the account indicated above maintained with The Depository Trust Company, in each case, at the Company's expense, promptly following the expiration or termination of the Exchange Offer.

     I understand that if I decide to tender Outstanding Notes, and the Company accepts the Outstanding Notes for exchange, this will constitute a binding agreement between me and the Company, subject to the terms and conditions set forth in the Prospectus and this Letter of Transmittal.

     I also recognize that, under certain circumstances described in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer," the Company may not be required to accept for exchange any of the Outstanding Notes tendered by this Letter of Transmittal.

     By tendering Outstanding Notes and executing this Letter of Transmittal, or delivering an Agent's Message instead of this Letter of Transmittal, I hereby represent and agree that: (1) I am not, nor is the person receiving my New Notes pursuant the Exchange Offer, an "affiliate" (as defined in Rule 405 under the Securities Act) of the Company or, if I am an "affiliate," that I will comply with the registration and prospectus delivery requirements of the Securities Act, to the extent applicable; (2) any New Notes I or any such other person receive in the Exchange Offer are being acquired in the ordinary course of business; (3) neither I nor any such other person has any arrangement or understanding with any person to participate in a distribution of the New Notes to be issued in the Exchange Offer; (4) if I am not a Participating Broker Dealer (as defined below), I am not engaged in, and do not intend to engage in, a distribution of the New Notes; and (5) if I am a Participating Broker-Dealer, I will receive the New Notes for my own account in exchange for Outstanding Notes that I acquired as a result of my market-making or other trading activities and I will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of the New Notes I receive in the Exchange Offer. As used in this Letter of Transmittal, a "Participating Broker-Dealer" is a broker-dealer that receives New Notes for its own account in exchange for Outstanding Notes that it acquired as a result of market-making or other trading activities (other than Outstanding Notes acquired directly from the Company or any affiliate of the Company). If I am a Participating Broker-Dealer, by making the representation set forth above and delivering a prospectus in connection with any resale transaction involving the New Notes, I understand that I will not be deemed to have admitted that I am an "underwriter" within the meaning of the Securities Act. If I am using the Exchange Offer to participate in a distribution of the New Notes, I acknowledge and agree that, if the resales are of New Notes obtained by me in exchange for Outstanding Notes acquired by me in the Exchange Offer directly from the Company or an affiliate thereof, I (1) could not, under Securities and Exchange Commission policy, rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters, and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K under the Securities Act.

     To the extent necessary to ensure that the Prospectus is available for sales of New Notes acquired by Participating Broker-Dealers, the Company and the guarantors agree to use their respective reasonable best efforts to keep the Registration Statement of which the Prospectus forms a part continuously effective, supplemented, amended and current as required by and subject to the Registration Rights Agreement and in conformity with the requirements of the Registration Rights Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of 180 days from the date the Exchange Offer is consummated or such shorter period as provided in the Registration Rights Agreement. Each Participating Broker-Dealer, by tendering Outstanding Notes and executing this Letter of Transmittal, or delivering an Agent's Message instead of this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference in the Prospectus, in light of the circumstances under which they were made, not misleading, the Participating Broker-Dealer will suspend the sale of New Notes under the Prospectus. Each Participating Broker-Dealer further agrees that, upon receipt of a notice from the Company to suspend the sale of New-Notes as provided above, the Participating Broker-Dealer will suspend resales of the New Notes until (1) the Company has amended or supplemented the Prospectus to correct the misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or (2) the Company has given notice that the sale of the New Notes may be resumed, as the case may be. If the Company gives notice to suspend the sale of the New Notes as provided above, it will extend the period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of New Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers receive copies of the supplemented or amended Prospectus necessary to permit resales of the New Notes or to and including the date on which the Company has given notice that the sale of New Notes may be resumed, as the case may be.

     As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of New Notes received in exchange for Outstanding Notes in the Exchange Offer must notify the Company, on or prior to the expiration of the Exchange Offer, that it is a Participating Broker-Dealer. Participating Broker-Dealers must send the required written notice to the Company's executive offices located at 500 North Field Drive, Lake Forest, Illinois 60045, Attn: Timothy R. Donovan, Senior Vice President and General Counsel, and this notice must be received by the Company prior to the expiration of the Exchange Offer.

     Interest on the New Notes will accrue as described in the Prospectus under the caption "The Exchange Offer -- Interest on the New Notes."

     All authority conferred in or agreed to be conferred in this Letter of Transmittal will survive my death or incapacity, and any obligation of mine under this Letter of Transmittal will be binding upon my heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns. Except as stated in the Prospectus, this tender is irrevocable.

                                   SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)
(NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2) This Letter of Transmittal must be signed by (1) the registered holder(s) -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the Outstanding Notes -- exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for the Outstanding Notes tendered or on the register of holders maintained by the Company, or (2) by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal -- including any opinions of counsel, certifications and other information as may be required by the Company for the Outstanding Notes to comply with the restrictions on transfer applicable to the Outstanding Notes. If the signature below is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another acting in a similar fiduciary or representative capacity, please set forth the signer's full title. See Instruction 5.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Signature(s) of Noteholder(s)

Dated:
      -------------------------------------------------------------------------,

Name(s)
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity
        ------------------------------------------------------------------------

Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      (Zip Code)

Tax Identification or
Social Security No.
                   -------------------------------------------------------------
                              (See Instruction 9)

Area Code and Telephone No.
                           -----------------------------------------------------

--------------------------------------------------------------------------------
                            Signature(s) Guaranteed
                        (See Instruction 2, if required)

Eligible Guarantor Institution
                              --------------------------------------------------

Official Signature
                  --------------------------------------------------------------

Dated:
      -------------------------------------------------------------------------,

----------------------------------------------------------------------------------------------------------------------------
PAYER'S NAME: THE BANK OF NEW YORK
----------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                         PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT  -------------------------------
 FORM W-9                           AND CERTIFY BY SIGNING AND DATING BELOW.                    Social Security Number
 DEPARTMENT OF THE TREASURY                                                                     (If awaiting TIN write
 INTERNAL REVENUE SERVICE                                                                           "Applied For")
 PAYER'S REQUEST FOR                                                                                      OR
 TAXPAYER IDENTIFICATION
 NUMBER ("TIN")                                                                            -------------------------------
                                                                                               Employer Identification
                                                                                                        Number
                                                                                                (If awaiting TIN write
                                                                                                    "Applied For")
                                   -----------------------------------------------------------------------------------------
                                    PART 2 -- Certificate -- Under penalties of perjury, I certify that:
                                    (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
                                    (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS")
                                        that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                   -----------------------------------------------------------------------------------------
                                    CERTIFICATION INSTRUCTIONS -- You must cross out item: (2) above if you have been notified by the IRS that you are currently subject backup withholding because of underreporting interest or dividends on your tax returns. However, if after being notified by the IRS that you are subject to backup withholding, you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2). (Also see instructions in the enclosed Guidelines.)
----------------------------------------------------------------------------------------------------------------------------

 Signature                                                                                    Date
          ------------------------------------------------------------------------------          ------------------, ------
----------------------------------------------------------------------------------------------------------------------------
 PART 3 -- Awaiting TIN [ ]
----------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                 CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the Exchange Agent by the time of payment, 31% of all reportable payments made to me thereafter will be withheld, but that such amounts will be refunded to me if I provide a certified Taxpayer Identification Number to the Exchange Agent within sixty (60) days.

-----------------------------------------------    ----------------------------------------, -----
                   Signature                                          Date

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. You must complete this Letter of Transmittal if you are a holder of Outstanding Notes -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the Outstanding
Notes -- and either (1) you wish to tender the certificates representing your Outstanding Notes to the Exchange Agent together with this Letter of Transmittal or (2) you wish to tender you Outstanding Notes by book-entry transfer to the Exchange Agent's account at The Depository Trust Company and you elect to submit this Letter of Transmittal to the Exchange Agent instead of an Agent's Message. In order to constitute a valid tender of your Outstanding Notes, unless you comply with the procedures for Guaranteed Delivery described below, the Exchange Agent must receive the following documents at one of the addresses listed above prior to the expiration of the Exchange Offer: (1) certificates for the Outstanding Notes, in proper form for transfer, or Book-Entry Confirmation of transfer of the Outstanding Notes into the Exchange Agent's account at The Depository Trust Company, (2) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or, in the case of a Book-Entry Confirmation, an Agent's Message instead of this Letter of Transmittal, and (3) all other documents required by this Letter of Transmittal. Outstanding Notes tendered in the Exchange Offer must be in denominations of $1,000 principal amount and any integral multiple thereof.

     If you are a holder of the Outstanding Notes and wish to tender your Outstanding Notes, but (1) the certificates for Outstanding Notes are not immediately available, (2) time will not permit your certificates for Outstanding Notes or other required documents to reach the Exchange Agent before the expiration of the Exchange Offer, or (3) the procedure for book-entry transfer cannot be completed prior to the expiration of the Exchange Offer, you may effect a tender if: (1) the tender is made through an Eligible Institution (as defined below); (2) prior to the expiration of the Exchange Offer, the Exchange Agent receives from an Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form we have provided, setting forth your name and address and the amount of Outstanding Notes you are tendering and stating that the tender is being made by Notice of Guaranteed Delivery; and (3) the Exchange Agent receives within five New York Stock Exchange, Inc. ("NYSE") trading days after the date on which the Exchange Offer expires: (a) the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or a Book-Entry Confirmation of transfer of the Outstanding Notes into the Exchange Agent's account at The Depository Trust Company, as the case may be, (b) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or, in the case of a Book-Entry Confirmation, an Agent's Message instead of the Letter of Transmittal, and (c) all other documents required by the Letter of Transmittal. The Notice of Guaranteed Delivery may be sent by overnight courier, hand delivery, registered or certified mail or facsimile transmission and must include a guarantee by an Eligible Institution in the form set forth in the Notice.

     THE METHOD OF DELIVERY OF CERTIFICATES FOR OUTSTANDING NOTES, LETTERS OF TRANSMITTAL, AGENT'S MESSAGES AND ALL OTHER REQUIRED DOCUMENTS IS AT YOUR ELECTION. IF YOU DELIVER YOUR OUTSTANDING NOTES BY MAIL, WE RECOMMEND REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ASSURE TIMELY DELIVERY. DO NOT SEND CERTIFICATES FOR OUTSTANDING NOTES, LETTERS OF TRANSMITTAL, AGENT'S MESSAGES OR OTHER REQUIRED DOCUMENTS TO THE COMPANY.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of this Letter of Transmittal or delivery of an Agent's Message instead of the Letter of Transmittal, waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

          (a) this Letter of Transmittal is signed by the registered holder -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the owner of the Outstanding Notes -- of Outstanding

     Notes tendered with this Letter of Transmittal, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

          (b) the Outstanding Notes are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     An "Eligible Institution" (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) means:

     - Banks (as defined in Section 3(a) of the Federal Deposit Insurance Act);

     - Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers and government securities brokers (as defined in the Exchange Act);

     - Credit unions (as defined in Section 19B(1)(A) of the Federal Reserve
       Act);

     - National securities exchanges, registered securities associations and clearing agencies (as these terms are defined in the Exchange Act); and

     - Savings associations (as defined in Section 3(b) of the Federal Deposit Insurance Act).

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Outstanding Notes Tendered" is inadequate, the certificate number(s) and/or the principal amount of Outstanding Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Outstanding Notes will be accepted only in denominations of $1,000 principal amount and integral multiples thereof. If you are tendering less than all of the Outstanding Notes evidenced by any certificate you are submitting, please fill in the principal amount of Outstanding Notes which are to be tendered in column 3 ("Principal Amount of Outstanding Notes Tendered") of the box entitled "Description of Outstanding Notes Tendered." In that case, unless you have otherwise indicated by completing the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions", new certificate(s) for the remainder of the Outstanding Notes that were evidenced by your old certificate(s) will be sent to the registered holder of the Outstanding Notes, promptly after the expiration of the Exchange Offer. All Outstanding Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided in this Letter of Transmittal, tenders of Outstanding Notes may be withdrawn at any time prior to the expiration of the Exchange Offer. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent prior to the expiration of the Exchange Offer at one of the addresses listed above. Any notice of withdrawal must specify the name of the person who tendered the Outstanding Notes to be withdrawn, identify the Outstanding Notes to be withdrawn, including the principal amount of the Outstanding Notes, and, where certificates for Outstanding Notes have been transmitted, specify the name in which the Outstanding Notes are registered, if different from that of the withdrawing holder. If certificates for Outstanding Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of the certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Guarantor Institution unless the holder is an Eligible Guarantor Institution. If Outstanding Notes have been tendered using the procedure for book-entry transfer described in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer," any notice of withdrawal must specify the name and number of the account at The Depository Trust Company to be credited with the withdrawn Outstanding Notes and otherwise comply with the procedures of the book-entry transfer facility. All questions as to the validity, form and eligibility -- including time of receipt -- of these notices will be determined by the Company. Any such determination will be final and binding. Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Outstanding Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the registered holder without cost to that holder as soon as practicable after withdrawal, non-acceptance of tender or termination of the Exchange Offer. In the case of Outstanding Notes tendered using the procedure for book-entry transfer described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering," the Outstanding Notes will be credited to the tendering holder's account with The Depository Trust Company. Properly withdrawn Outstanding Notes may be retendered at any time prior to the expiration of the Exchange Offer by following one of the procedures described in the Prospectus under the caption "The Exchange
Offer -- Procedures for Tendering."

     5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Outstanding Notes tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Outstanding Notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registered holders.

     When this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes listed and transmitted by this Letter of Transmittal, no endorsement(s) of certificate(s) or separate bond power(s) are required unless New Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on the certificate(s) or bond power(s) must be guaranteed by an Eligible Guarantor Institution.

     If a person or persons other than the registered holder(s) of Outstanding Notes signs the Letter of Transmittal, certificates for the Outstanding Notes must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered holder(s) that appears on the certificates for the Outstanding Notes and also must be accompanied by any opinions of counsel, certifications and other information as the Company may require in accordance with the restrictions on transfer applicable to the Outstanding Notes. Signatures on certificates or bond powers must be guaranteed by an Eligible Guarantor Institution.

     If you are a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or act in a similar fiduciary or representative capacity, and wish to sign this Letter of Transmittal or any certificates for Outstanding Notes or bond powers, you must indicate your status when signing. If you are acting in any of these capacities, you must submit proper evidence satisfactory to us of your authority to so act unless we waive this requirement.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If New Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes are to be delivered to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Outstanding Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained with The Depository Trust Company. See Instruction 4.

     7. IRREGULARITIES. All questions as to the validity, form, eligibility -- including time of receipt -- and acceptance of Outstanding Notes tendered for exchange will be determined by the Company in its sole discretion. The Company's determination will be final and binding. The Company reserves the absolute right to reject any and all tenders of Outstanding Notes improperly tendered or to not accept any Outstanding Notes, the acceptance of which might be unlawful as determined by the Company or its counsel. The Company also reserves the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to any Outstanding Notes either before or after the expiration of the Exchange

Offer -- including the right to waive the ineligibility of any holder who seeks to tender Outstanding Notes in the Exchange Offer. The Company's interpretation of the terms and conditions of the Exchange Offer as to any particular Outstanding Notes either before or after the expiration of the Exchange Offer -- including the terms and conditions of the Letter of Transmittal and the accompanying instructions -- will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes for exchange must be cured within a reasonable period of time, as determined by the Company. Neither the Company, the Exchange Agent nor any other person has any duty to give notification of any defect or irregularity with respect to any tender of Outstanding Notes for exchange, nor will the Company have any liability for failure to give such notification.

     8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at the addresses and telephone number listed on the front of this Letter of Transmittal. Additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

     9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a holder whose tendered Outstanding Notes are accepted for exchange is required to provide the Exchange Agent with the holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 above. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service may subject the holder or other payee to a $50 penalty. In addition, cash payments to such holders or other payees with respect to Outstanding Notes exchanged in the Exchange Offer may be subject to 31% backup withholding.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number above in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain all amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts will be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within the 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Outstanding Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Outstanding Notes. If the Outstanding Notes are registered in more than one name or are not in the name of the actual holder, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain holders -- including, among others, corporations, financial institutions and certain foreign persons -- may not be subject to these backup withholding and reporting requirements. These holders should nevertheless complete the Substitute Form W-9 above, and check the box in Part 2 of the Substitute Form W-9, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

     Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained.

     10. WAIVER OF CONDITIONS. The Company's obligation to complete the Exchange Offer is subject to the conditions described in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer." These conditions are for the Company's benefit only and the Company may assert them regardless of the circumstances giving rise to any condition. The Company may also waive any condition in whole or in part at any time in its sole discretion. The Company's failure at any time to exercise any of the foregoing rights will not constitute a waiver of that right and each right is an ongoing right that the Company may assert at any time.

     11. NO CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Outstanding Notes, by execution of this Letter of Transmittal, waive any right to receive notice of the acceptance of Outstanding Notes for exchange.

     12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Outstanding Notes have been lost, destroyed or stolen, the holder should check the box above regarding lost, destroyed or stolen certificates and promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

     13. TRANSFER TAXES. You will not be obligated to pay any transfer taxes in connection with the tender of Outstanding Notes in the Exchange Offer unless you instruct the Company to register New Notes in the name of, or request that Outstanding Notes not tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering holder. In those cases, you will be responsible for the payment of any applicable transfer tax. If satisfactory evidence of payment of these taxes or an exemption from payment is not submitted with this Letter of Transmittal, no certificates for New Notes will be issued until such evidence is received by the Exchange Agent.

     IMPORTANT: UNLESS YOU COMPLY WITH THE GUARANTEED DELIVERY PROCEDURES DESCRIBED ABOVE, THIS LETTER OF TRANSMITTAL (OR A FACSIMILE OF THIS LETTER OF TRANSMITTAL), OR, IN THE CASE OF OUTSTANDING NOTES TENDERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY, AN AGENT'S MESSAGE INSTEAD OF THIS LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFER.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

------------------------------------------------------------
                                         GIVE THE
              FOR THIS TYPE OF ACCOUNT:  SOCIAL SECURITY
                                         NUMBER OF--
------------------------------------------------------------

 1.  An individual's account             The individual
 2.  Two or more individuals (joint      The actual owner of
     account)                            the account or, if
                                         combined funds, the
                                         first individual on
                                         the account(1)
 3.  Husband and wife (joint account)    The actual owner of
                                         the account or, if
                                         joint funds, the
                                         first individual on
                                         the account(1)
 4.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)
 5.  Adult and minor (joint account)     The adult or, if
                                         the minor is the
                                         only contributor,
                                         the minor(1)
 6.  Account in the name of guardian or  The ward, minor, or
     committee for a designated ward,    incompetent
     minor, or incompetent person        person(3)
 7.  a. The usual revocable savings      The grantor-
        trust account (grantor is also   trustee(1)
        trustee)
     b. So-called trust account that is  The actual owner(1)
        not a legal or valid trust
        under State law
 8.  Sole proprietorship account         The owner(4)
------------------------------------------------------------
------------------------------------------------------------
                                         GIVE THE EMPLOYER
              FOR THIS TYPE OF ACCOUNT:  IDENTIFICATION
                                         NUMBER OF--
------------------------------------------------------------

 9.  A valid trust, estate, or pension   The legal entity
     trust                               (Do not furnish the
                                         identifying number
                                         of the personal
                                         representative or
                                         trustee unless the
                                         legal entity itself
                                         is not designated
                                         in the account
                                         title.)(5)
10.  Corporate account                   The corporation
11.  Religious, charitable, or           The organization
     educational organization account
12.  Partnership account held in the     The partnership
     name of the business
13.  Association, club, or other tax-    The organization
     exempt organization
14.  A broker or registered nominee      The broker or
                                         nominee
15.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as a State or
     local government, school district,
     or prison) that receives
     agricultural program payments
------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the individual name, business name, or "doing business as" name of the owner. Use either individual's social security number or business's employer identification number (if it has one).
(5) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments include the following:
  - A corporation.
  - A financial institution.
  - An organization exempt from tax under section 501(A), or an individual retirement plan.
  - The United States or any agency or instrumentality thereof.
  - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
  - An international organization or any agency, or instrumentality thereof.
  - A dealer required to register in securities or commodities registered in the U.S. or a possession of the U.S.
  - A real estate investment trust.
  - A common trust fund operated by a bank under section 584(a).
  - An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
  - An entity registered at all times under the Investment Company Act of 1940.
  - A foreign central bank of issue.
  Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
  - Payments to nonresident aliens subject to withholding under section 1441.
  - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.
  - Payments of patronage dividends where the amount received is not paid in money.
  - Payments made by certain foreign organizations.
  - Payments made to a nominee.
  Payments of interest not generally subject to backup withholding include the following:
  - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
  - Payments of tax-exempt interest (including exempt-interest dividends under section 852).

  - Payments described in section 6049(b)(5) to nonresident aliens.
  - Payments on tax-free covenant bonds under section 1451.
  - Payments made by certain foreign organizations.
  - Payments made to a nominee.
Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

  Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1993, payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS.--If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.
(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                   CONSULTANT OR THE INTERNAL REVENUE SERVICE